Exhibit 10.7

Shanghai New E-Media Advertising Co., Ltd.

Proxy Agreement

By

and

among

Fangjun Yan

Yuying Zhao

Kendall (Shanghai) Technology Development Co., Ltd.

And

Shanghai New E-Media Advertising Co., Ltd.

March 13, 2009

PROXY AGREEMENT

This PROXY AGREEMENT (this “Agreement”), dated March 13, 2009, is made by and among:

Fangjun Yan
Address:	47 Nanchanglu, Luwan District, Shanghai;
ID:	370223197401141519;

And

Yuying Zhao
Address:	121 Caobaolu, Xuhui District, Shanghai;
ID:	370103198209074049

(Individually, the “Shareholder”; collectively, the “Shareholders”)

And

Kendall (Shanghai) Technology Development Co., Ltd. (the “WOFE”)
Registered address:	Room 2002, 211 Shimenyilu, Jing’an District, Shanghai;
Legal representative:	Fangjun Yan

And

Shanghai New E-Media Advertising Co., Ltd. (the “Company”)
Registered address:	Room 305B, Block 3, 33 Leshanlu
Legal representative:	Fangjun Yan

(each of the above mentioned parties individually, a “Party”; collectively, the “Parties”)

WHEREAS

1.             Each of the Shareholders is current shareholder of the Company, collectively holding 100% equity interests of the Company;

2.             Each Shareholder intends to respectively appoint the person designated by the WOFE to exercise on behalf of the Shareholders all voting rights entitled to the Shareholders of the Company, and the WOFE intends to accept such appointment.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.             VOTING PROXY

1.1           Each Shareholder hereby irrevocably undertakes that, by signing a power of attorney, substantially same to the Appendix 1 hereto in both content and form upon the execution of this Agreement, it will respectively appoint the person designated by the WOFE (“Attorney-in-fact”) then to exercise on behalf of the Shareholders the rights entitled to the Shareholders of the Company in accordance with then effective articles of association as follows (“Authorized Rights”):

1.1.1        As the Attorney-in-fact of each Shareholder, to call to hold or attend the shareholders’ meeting of the Company according to then effective articles of association of the Company;

1.1.2        On behalf of the Shareholders, to exercise the voting rights on all matters of the Company requiring the discussion and resolution of the shareholders’ meeting, including without limitation, appointing and electing the directors, general manager of the Company and any other senior management of the Company whose appointment and resignation is subject to the Shareholders’ decision;

1.1.3        Other voting rights entitled to the shareholders as provided by laws and regulations of the PRC (as amended, changed, supplemented and re-enacted, regardless of the effectiveness thereof by or after the execution of this Agreement);

1.1.4        Other voting rights entitled to the Shareholders as provided by then effective articles of association of the Company (including any other voting rights of Shareholders as set out in the articles of association of the Company as amended from time to time).

The above mentioned appointment and proxy are conditioned that the WOFE agrees upon the above mentioned appointment and proxy. When and only when the WOFE gives the written notice on replacement of the Attorney-in-fact, the Shareholders shall immediately appoint the other PRC citizen newly designated by the WOFE to exercise the above mentioned Authorized Rights. And once the new appointment and proxy is made, the original appointment and proxy is replaced, and all Shareholders shall respectively sign a new power of attorney, substantially same to the Appendix 1 hereto in both content and form for newly designated person. Furthermore, the Shareholders shall not withdraw the appointment or proxy which has been made to any Attorney-in-fact.

1.2           The Attorney-in-fact shall diligently and duly perform the authorized obligations within the scope of proxy set forth herein. The Shareholders shall recognize and assume the liabilities arising from the legal consequence caused by the performance of above mentioned Authorized Rights by the Attorney-in-fact.

1.3           Each Shareholder hereby confirms that, the Attorney-in-fact may exercise the above mentioned Authorized Rights without prior consent or advise from the Shareholders, provided that they give prompt notice to the Shareholders once any resolution or proposal on calling an interim shareholders’ meeting is made.

2.             RIGHT TO KNOW

2.1           For purpose of exercising the Authorized Rights herein, the Attorney-in-fact is entitled to know the information related to the operation, business, customers, finance and employees of the Company, and access to the Company’s related materials, and the Company shall provide, and the Shareholders shall procure the Company to provide, necessary cooperation to facilitate it.

3.             EXERCISE OF AUTHORIZED RIGHTS

3.1           All Shareholders will provide necessary assistance to the Attorney-in-fact for their exercise of Authorized Rights herein, including promptly signing when required (i.e., for satisfying the requirements on submission of documents for approval, registration or record with governmental bodies) the shareholders’ meeting resolutions made by the Attorney-in-fact and any other related legal documents.

3.2           In the event that during the term of this Agreement, the grant or exercise of the Authorized Rights can not be fulfilled for any reason (except for the default of Shareholder or the Company), the Parties shall immediately seek any other option most similar to the unfulfilled provision herein, and if necessary sign any supplemental as amendment or adjustment to this Agreement, to ensure the realization of purpose of this Agreement.

4.             DISCLAIMER AND INDEMNITY

4.1           Each Party confirms that, in no circumstance the WOFE shall be required to assume any liabilities or make any economic or any other indemnities to any other party or any third party with respect to the exercise of the Authorized Rights hereunder by the person designated by the WOFE.

4.2           Each Shareholder and the Company agree to indemnify and hold harmless the WOFE against any and all actual and potential losses incurred by the WOFE in connection with the appointment of the Attorney-in-fact for exercise of the Authorized Rights herein, including without limitation, any losses caused by any litigation, recourse, arbitration or claim initiated by any third party against it or any administrative investigation punishment by any governmental bodies, except for those caused by the willful or serious misconduct of the Attorney-in-fact.

5.             REPRESENTATIONS AND WARRANTIES

5.1           Each Shareholder respectively represents and warrants:

5.1.1        It has the full capabilities of a PRC citizen; it has the complete, independent legal status and capabilities, and has been duly authorized to sign, deliver and perform this Agreement, and can act as an independent party to a litigation.

5.1.2        It has the full power and authority to sign and deliver this Agreement and any other documents in relation to this subject matter hereof and requiring the signature of it, as well as the full power and authority for completion of the subject matter hereof. This Agreement has been duly and appropriately signed and delivered by it. This Agreement constitute legal obligations binding upon it and is enforceable against it in accordance with the provisions hereof.

5.1.3        Upon the effectiveness of this Agreement, it is the legal and recorded shareholder of the Company. Except for the rights set forth in this Agreement, the Equity Interest Pledge Agreement and Exclusive Option Agreement entered into by the Shareholders, the Company and the WOFE, there is no any other right of third party created over the Authorized Rights. In accordance with this Agreement, the Attorney-in-fact may completely and fully exercise the Authorized Rights pursuant to then effective articles of association of the Company.

5.2           The WOFE and the Company respectively represents and warrants:

5.2.1        It is a limited liability company duly registered and lawfully existing under the laws of the country where it was registered, and has the independent legal person capability; its has the complete, independent legal status and capabilities, and has been duly authorized to sign, deliver and perform this Agreement, and can act as an independent party to a litigation.

5.2.2        It has the full power and authority to sign and deliver this Agreement and any other  document in relation to this subject matter hereof and requiring the signature of it, as well as the full power and authority for completion of the subject matter hereof.

5.3           The Company further represents and warrants:

5.3.1        Upon the effectiveness of this Agreement, each Shareholder is the legal and recorded shareholder of the Company. Except for the rights set forth in this Agreement, the Equity Interest Pledge Agreement and Exclusive Option Agreement entered into by the Shareholders, the Company and the WOFE, there is no any other right of third party created over the Authorized Rights. In accordance with this Agreement, the Attorney-in-fact may completely and fully exercise the Authorized Rights pursuant to then effective articles of association of the Company.

6.             TERM

6.1           Subject to the Article 6.2 and Article 6.3 hereof, this Agreement becomes effective upon being signed by all the Parties with a valid term of twenty (20) years, unless is early terminated by the agreement among the Parties in writing, or in accordance with Article 9.1 hereof. This Agreement will be extended automatically thereafter in one-year increments unless the WOFE provides written notice thirty (30) days prior to the expiry of this Agreement to the other Parties that this Agreement will not be extended.

6.2           This Agreement will be terminated in the event that the business term of the Company of the WOFE expires and is not extended through the business term extension approval and registration formalities, which causes the Company or the WOFE to be dissolved.

6.3           In the event that either Shareholder, with the prior consent from the WOFE, assigns all shares of the Company held by it, then such Shareholder should not be deemed as one Party to this Agreement, however, the obligations and undertakings of the other Parties hereto shall not be impaired, and the assigning Shareholder shall procure and ensure its successor to continue the performance of all the obligations of such assigning Shareholder under this Agreement.

7.             NOTICE

7.1           Any notice, request, requirement and any other correspondence required by or made in accordance with this Agreement shall be delivered to the recipient in writing.

7.2           Any of such notices or other communications will be deemed duly given, if by facsimile or telex, upon its transmission; if by person, upon its delivery; if by post, five (5) days after it is deposited with the post.

8.             CONFIDENTIALITY

8.1           No matter whether this Agreement is terminated or not, each Party shall keep strictly confidential all the business secrets, proprietary information, client’s information and any other confidential information of any other Parties obtained by it during the conclusion and performance of this Agreement (“Confidential Information”). Unless the Confidential Information is to be disclosed to any third party with the written consent from the information disclosing Party, or as required by related laws or regulations, or as required by the jurisdiction where either Party or its affiliate is listed, the receiving Party should not disclose any Confidential Information to any third party. The receiving Party should not directly or indirectly use any Confidential Information for any purpose other than for performance of this Agreement.

8.2           The following information does not fall into the scope of Confidential Information:

(a)           any information which has been previously known to the receiving Party by legal means, which is supported by written evidence;

(b)           any information which has been known to the public not due to the receiving Party’s default; or

(c)           any information duly obtained by the receiving Party by other means after obtaining any information.

8.3           The receiving Party may disclose the Confidential Information to its related employees, agents, or professionals engaged by it, however provided that, it shall ensure the above mentioned personnel to comply with related terms and conditions herein, and shall assume the liability which might arises from the breach of related terms and conditions herein by such personnel.

8.4           Notwithstanding any other provisions herein, this Article survives the termination of this Agreement.

9.             BREACH LIABILITIES

9.1           Each Party agrees and confirms that, if either Party (“Breaching Party”) substantially breaches any provision herein, or substantially fail or delay in the performance of any obligation of it hereunder, then such Party has constituted the default under this Agreement (“Default”), and any other non-breaching Party (“Non-breaching Party”) has the right to require the Breaching Party to correct or cure such Default within a reasonable period. Should the Breaching Party does not correct or cure such Default within the reasonable period or ten (10) days after the Non-breaching Party sends the written notice to require it to take any corrective or curing measures, then

9.1.1        in case of any Shareholder or the Company being the Breaching Party, the WOFE is entitled to terminate this Agreement and require the Breaching Party to indemnify it for losses;

9.1.2        in the case of the WOFE being the Breaching Party, the Non-breaching Party is entitled to require the Breaching Party to indemnify it for losses, however, unless otherwise provided by laws, it is not entitled to terminate or rescind this Agreement under any circumstance.

9.2           Unless otherwise specified by this Agreement, this Article survives the termination of this Agreement.

10.          MISCELLANEOUS

10.1         This Agreement is written in Chinese in four (4) original copies, each Party holding one (1) copy.

10.2         The conclusion, effectiveness, performance, amendment, interpretation or termination of this Agreement shall be governed by laws of the PRC.

10.3         Any dispute arising from or in connection with this Agreement shall be firstly solved among the Parties through negotiations. If no consensus is reached by the Parties within thirty (30) days after the dispute arises, the dispute shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Sub-Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai. The arbitral award is final and binding upon the Parties.

10.4         None of the rights, powers and remedies available to any Party under any provision of this Agreement will exclude any other rights, powers or remedies available to such Party at laws or under any other provisions of this Agreement, and the exercise of any of its rights, powers and remedies by any Party will not prevent the exercise of any other rights, powers, and remedies available to such Party.

10.5         Failure or delay to exercise any rights, powers and remedies available to any Party (“Such Party’s Rights”) under this Agreement or laws will not operate as its waiver of Such Party’s Rights; and single or partial waiver of Such Party’s Rights will not prevent the exercise of Such Party’s Rights in any other manners or the exercise of other Such Party’s Rights.

10.6         The headings in this Agreement are for convenience only and will not operate to construct or affect the construction of the provisions of this Agreement.

10.7         Each of the provisions under this Agreement is severable.  If any one or more provisions of this Agreement are held invalid, illegal or unenforceable, it will not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

10.8         And amendment or supplemental to this Agreement shall be made in writing, and becomes effective upon being duly signed by all the Parties.

10.9         Without the prior written consent from the WOFE, neither of other Parties shall transfer any right and/or obligation of it hereunder to any third party. All Shareholders and the Company agree that, the WOFE has the right to transfer any of its rights and/or obligations hereunder to any other third party after sending written notice to all Shareholders and the Company.

10.10       This Agreement is binding upon the lawful successors of the Parties hereto.

(remaining left blank)

(signature page)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and at the place first written herein.

By:	/s/ Fangjun Yan

By:	/s/ Yuying Zhao

By:	/s/ Legal Representative (company seal)

Entity:	Kendall (Shanghai) Technology Development Co., Ltd.

By:	/s/ Legal Representative (company seal)

Entity:	Shanghai New E-Media Advertising Co., Ltd.

Appendix 1

Power of Attorney

This Power of Attorney dated [•][•], 2009 (this “Power of Attorney”) is signed by [insert the name of the Company’s Shareholder] (domicile: [•],ID No. [•]), and issued to [•] (domicile: [•],ID No. [•]) (“Attorney-in-fact”).

The undersigned, [name], by granting the proxy to the Attorney-in-fact, hereby appoints the Attorney-in-fact to act on behalf of the undersigned, exercise the following rights entitled to the undersigned as the Shareholder of Shanghai New E-Media Advertising Co., Ltd. (the “Company”) in his/her own discretion:

(1)               As the Attorney-in-fact of the undersigned, to call to hold or attend the shareholders’ meeting of the Company according to then effective articles of association of the Company;

(2)               On behalf of the undersigned, to exercise the voting rights on all matters of the Company requiring the discussion and resolution of the shareholders’ meeting, including without limitation, appointing and electing the directors, general manager of the Company and any other senior management of the Company whose appointment and resignation is subject to the Shareholders’ decision;

(3)               Other voting rights entitled to the Shareholders as provided by laws and regulations of the PRC (as amended, changed, supplemented and re-enacted, regardless of the effectiveness thereof by or after the execution of this Power of Attorney);

(4)               As the Attorney-in-fact of the undersigned, exercise the other voting rights entitled to the Shareholders as provided by then effective articles of association of the Company (including any other voting rights of Shareholders as set out in the articles of association of the Company as amended from time to time).

The undersigned hereby irrevocably confirms that, the term of this Power of Attorney will be extended to the expiry or early termination of the Proxy Agreement dated [•][•], 2009 entered into by and among the WOFE, the Company and the Shareholders of the Company, unless Kendall (Shanghai) Technology Development Co., Ltd. (the “WOFE”) serves the undersigned a written notice to replace the Attorney-in-fact.

Name:

By:
Date: [•][•], 2009